Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

    The Company evaluated subsequent events through March 4, 2021 the date on which these financial statements were issued.

In January 2021, the Company announced the prioritization of the AUTO1 program and its intention to seek a partner for the AUTO3 program before progressing AUTO3 into the next phase of development. The Company also announced an adjustment of its workforce and infrastructure footprint during the first quarter of 2021, which will involve an overall reduction in headcount of approximately 20%. The company expects to realize cash savings, on an annualized basis, of approximately $15 million per annum once the operational changes are fully implemented. In the short-term, we expect there to be an increase in the first half of 2021 to both research and development expenses and selling, general, and administrative expenses due to restructuring charges of approximately $2.5 million, combined.

In January 2021, the Company sold an aggregate of 1.7 million ADSs under the Sales Agreement, resulting in net proceeds of $15.3 million.

On February 12, 2021, the Company completed an underwritten public offering of 14,285,715 ADSs, which includes the full exercise by the underwriters to purchase an additional 2,142,857 ADSs, at a public offering price of $7.00 per ADS. Aggregate net proceeds to the Company, after underwriting discounts, were $108.1 million. .